Fourth Quarter 2012 Earnings Release February 5, 2013 Exhibit 99.1

Agenda 2 • IDEX Outlook • 2012 Financial Performance • 2012 Segment Performance Fluid & Metering Health & Science Fire & Safety / Diversified • 2013 Guidance • Q&A

IDEX Proprietary & Confidential Replay Information Dial toll–free: 855.859.2056 International: 404.537.3406 Conference ID: #86510532 Log on to: www.idexcorp.com 3

IDEX Proprietary & Confidential
Cautionary Statement Under the Private Securities
Litigation Reform Act
This presentation and discussion will include forward-looking statements.
Our actual performance may differ materially from that indicated or suggested by any such statements.  There are a number of factors that could cause those differences, including those presented in our most recent annual report and other company filings with the SEC.

IDEX Proprietary & Confidential
Total Revenue
Operating Margin* Free Cash Flow**
EPS*
IDEX 2012 Financial Performance
Continued growth, margin expansion and strong cash flow in a volatile market

* 2012 EPS / Op Margin data adjusted for impairment charge ($198M for Q4 and YTD) and restructuring  expenses ($18M in Q4 and $32M YTD) while 2011 EPS / Op
Margin data adjusted for restructuring expenses ($9M in Q4 and $12M YTD) and CVI inventory step-up expense ($16M YTD)
** 2011 Q4 and YTD Free Cash Flow adjusted for the forward starting interest rate swap settlement ($39M)
Org: 3%
30 bps expansion 30% growth
Org: Flat
5% growth
6% growth
70 bps expansion
8% growth
$0
$500
$1,000
$1,500
$2,000
Q4 Year
$481
$1,838
$491
$1,954
2011
2012
$0.00
$1.00
$2.00
$3.00
Q4 Year
$0.65
$2.56
$0.69
$2.68
2011
2012
$25
$125
$225
$325
Q4 Year
$74
$226
$79
$295
2011
2012
15%
16%
17%
18%
19%
20%
Q4 Year
17.8% 18.1%
18.5%
18.4%
2011
2012

IDEX Proprietary & Confidential
Fluid & Metering
Productivity and strong execution generated margin expansion of 150 bps in 2012

Q4 Sales Mix: Organic -1%
Acquisition 0%
Fx -1%
Total                                                             -2%
Q4
Summary:
Energy and Ag markets remain robust
Chemical project activity has rebounded
Municipal water services remain soft
Excellent operational execution and productivity
Improved general market environment
Total Orders
Total Revenue
Operating  Margin*
Org: 2% growth
150 bps expansion
Org: 4% growth
* Op Margin data adjusted for impairment charge (2012) and restructuring expense (2012 and 2011)
Org: 10% growth
Org: 1% decline
120 bps expansion
$0
$200
$400
$600
$800
$1,000
Q4 Year
$192
$817
$209
$836
2011 2012
$0
$200
$400
$600
$800
$1,000
Q4 Year
$217
$831
$212
$833
2011 2012
10%
15%
20%
25%
Q4 Year
19.8%
20.2%
21.0%
21.7%
2011 2012

IDEX Proprietary & Confidential
Health & Science
Q4 Operating Margins of 18.4% up 110 bps sequentially

Q4 Sales Mix: Organic -3%
Acquisition +9%
Fx 0%
Total                                                             +6%
Q4 Summary:
Scientific Fluidics experienced sequential growth and favorable outlook in Asia
Synergies being realized between Matcon and the remainder of MPT
Optics & Photonics long term prospects remain solid
Industrial-exposed businesses off to a good start in January 2013
* Op Margin data adjusted for impairment charge (2012), restructuring expense (2012 and 2011) and CVI inventory step-up expense (2011)
Total Orders Total Revenue
Operating  Margin*
Org: 1% decline
280 bps contraction
Org: 2% decline
Org: 4% decline Org: 3% decline
100 bps contraction
$0
$200
$400
$600
$800
Q4 Year
$163
$597
$170
$674
2011 2012
$0
$200
$400
$600
$800
Q4 Year
$165
$608
$175
$695
2011
2012
10%
15%
20%
25%
Q4 Year
19.4%
20.4%
18.4%
17.6%
2011 2012

$93
$107
$405
$444

$100
$109
$402
$437

22.2%
24.2%
22.6%
23.9%

IDEX Proprietary & Confidential
$0
$100
$200
$300
$400
$500
Q4 Year
2011 2012
$0
$100
$200
$300
$400
$500
Q4 Year
2011 2012
10%
20%
30%
Q4 Year
2011 2012
Fire & Safety/Diversified
Tremendous performance across all of the diversified businesses

Q4 Sales Mix: Organic +10%
Acquisition 0%
Fx -1%
Total                                                             +9%
Q4 Summary:
North American Fire markets were steady in Q4 and completed restructuring activities will generate benefit in FY13
Rescue experiencing strong North American and Middle Eastern markets
Dispensing domestic markets remain strong
Op margins are up 200 bps driven by structural cost actions, productivity and volume leverage
* Op Margin data adjusted for restructuring expense (2012 and 2011)
Total Orders Total Revenue
Operating  Margin*
Org: 11% growth 130 bps expansion
Org: 12% growth
Org: 14% growth
Org: 10% growth
200 bps expansion

IDEX Proprietary & Confidential
2013 Guidance Detail

Completed structural cost actions driving earnings growth
2013 Growth Expectations
Low to mid single digit organic revenue growth
Future acquisitions not contemplated in the growth below
* EPS adjusted to exclude impairment and restructuring charges
** Wage, fringe and material inflation, net of productivity and sourcing savings
Sales  EPS
(in M's)
FY 2012 Actuals* $             1,954 $           2.68
Organic Growth 40 - 75 0.10 - 0.20
FX 0.01
Full Year Acquisitions
30 0.03
Structural Cost Benefits 0.24
Growth Investments (0.14)
Net Inflation** (0.07)
FY 2013 Forecast
$2.0 - $2.1B $2.85 - $2.95
10

IDEX Proprietary & Confidential
Outlook: 2013 Guidance Summary
Q1 2013
EPS estimate range: $0.70 – $0.72
Flat organic revenue growth
Positive acquisition impact ~ 3%
Operating margin ~ 18.5%
FY 2013
EPS estimate range: $2.85 – $2.95
Low-to-mid single digit organic revenue growth
Positive acquisition impact ~ 1.5%
Operating margin ~ 19%
Positive Fx impact ~ 1% to sales
Other modeling items
Tax rate ~ 29 - 30%
Cap Ex ~ $40 - $42M
Free Cash Flow will significantly exceed net income
Continued opportunistic share repurchases
EPS estimate excludes future acquisitions

IDEX Proprietary & Confidential Q&A 11